                                                                  EXHIBIT 10.31


                            STOCK EXCHANGE AGREEMENT


THIS AGREEMENT made this 15th day of October, 1996 by and between AMLI REALTY CO., a Delaware Corporation, ("AMLI") and UICI, a Delaware Corporation ("UICI").

     1.   STOCK EXCHANGE

          At closing AMLI Stockholders (listed on Exhibit A attached hereto) will deliver to UICI 11,874 properly endorsed, unencumbered AMLI common shares, representing 100% of the outstanding AMLI shares, in exchange for 1,634,876 UICI shares which will not be registered. UICI agrees to file and cause to be effective a registration statement as soon as reasonably practicable, and to maintain such registration statement so that all UICI shares exchanged hereunder are registered under the Securities Act of 1933 for issuance to the Stockholders so that such shares are readily tradeable and marketable. Each Stockholder will sign and deliver at closing an EXCHANGE STATEMENT in the form attached hereto as Exhibit B.

     2.   AMLI NONQUALIFIED STOCK OPTIONS: EMPLOYEE LOANS

          At closing AMLI will cancel all AMLI nonqualified stock options (covering 662 AMLI shares). UICI will issue 91,150 UICI nonqualified options with a 5 year exercise period and varying exercise prices to those employees surrendering AMLI options as set forth on Exhibit F. Employee loans, some of which have been used to acquire AMLI shares, will remain outstanding in accord with their existing terms, provided, however, where AMLI shares have been used to collateralize such loans UICI shares will be substituted. Exhibit C attached hereto details such loan collateral positions.

     3.   AMLI OPERATIONS: INVESTMENT PURPOSES

          UICI will own AMLI and operate its business in the ordinary course and has no intention of disposing of significant assets. All exchanged shares will be held for investment purposes only.

     4.   POOLING OF INTERESTS

          The parties intend that the transaction will be treated as a pooling of interests and agree to abide the restrictions contained in Accounting Series Release 135. In this connection, certain designated AMLI stockholders will execute and deliver the AMLI AFFILIATE AGREEMENT attached as Exhibit D.

     5.   INCOME TAX TREATMENT

          The parties intend that the transaction will be treated as a tax free reorganization under IRC Section 368(a)(1)(B) and will take no actions which will violate applicable requirements.

     6.   HSR FILING

          To the extent necessary, the parties will file all necessary papers required by applicable laws to comply with HSR notifications.

     7.   AMLI REPRESENTATIONS

          a)   AMLI represents to UICI as follows:

               1) AMLI is duly organized and validly exists as a Delaware corporation.

               2) This Agreement has been duly authorized by the AMLI Board of Directors.

               3) The transaction contemplated hereby will not cause any default or breach in any material contract, loan agreement or other instrument to which AMLI is a party.

               4) The delivery of all shares listed on Exhibit A will give UICI complete, unencumbered ownership of AMLI.

               5) The financial statements attached hereto as Exhibit E are complete, accurate and fairly reflect the financial condition and results of AMLI operations as of the date specified. Since the date of the attached financials there have been no material adverse changes to the business or condition of AMLI.

               6) AMLI will provide UICI copies of the prior three years federal and state income tax returns and represents that it believes such returns fairly reflect AMLI's tax obligations for such periods and that no adjustments for such periods have been proposed.

          b)   Conditions to Closing:


               1) Prior to closing UICI representatives will be granted full access to AMLI facilities, books and records for the purpose of conducting due diligence reviews. AMLI will cooperate in assisting UICI representatives in conducting reasonable environmental reviews of real estate in which AMLI holds an interest.

               2) The continued accuracy of the AMLI representations will be a condition to closing.

               3)   The AMLI representations will lapse at closing.

     8.   CLOSING

          Upon satisfaction of all necessary HSR filing requirements, passage of required HSR time frames, and receipt of any additional required consents the parties will close.

     9.   GOVERNING LAW

          This Agreement is governed by Delaware law.



AMLI REALTY CO.                              UICI




/s/ GREGORY T. MUTZ                          /s/ RONALD L. JENSEN
---------------------------------            ---------------------------------
By Gregory T. Mutz                           By Ronald L. Jensen
Chairman (duly authorize)                    Chairman (duly authorized)

                                   EXHIBIT A



                                Amli Realty Co.
                        Shareholders After ISO Exercise
                                  October 1996


                                     Number of    Common Share      Number of        Total Amli         UICI Shares
                                 Amli Preferred   Equivalents      Amli Common      Common Shares        @ 137.69
        Name                         Shares          @ 110%           Shares       and Equivalents     Exchange Ratio
----------------------------     --------------   -----------      ----------      ---------------     --------------
Allen, John E.                                                           369            369.00              50,808
Allen, Thomas E.                                                          18             18.00               2,478
Allen, Timothy J.                                                         18             18.00               2,478
Allen, Tracy M.                                                           18             18.00               2,478
Allen, Teri A.                                                            18             18.00               2,478
Baldwin & Lyons, Inc.                    241         265.10            4,218          4,483.10             617,278
Brotonel, Anita V.                                                        11             11.00               1,515
Carr, Eugene J.                                                           29             29.00               3,993
Cunningham, Robert L.                                                      5              5.00                 688
Dearborn, Jane F.                                                          6              6.00                 826
Diamond, John B.                                                         160            160.00              22,031
Diamond Scwartz, Jamie                                                   160            160.00              22,031
Diamond, Jennifer                                                        160            160.00              22,031
Diamond, Marilyn                                                          19             19.00               2,616
Diamond, Terry                                                            21             21.00               2,891
Diamond, Terry and                                                                         --                  --
  Muriel, Trustees                                                        76             76.00              10,464
Everett, Edith B.                                                        248            248.00              34,147
Fawcett, Donald N.                                                         6              6.00                 826
Fawcett, Dwight P.                                                         6              6.00                 826
Fawcett, Dwight W.                                                       102            102.00              14,044
Fayhee, Michael R.                         3           3.30               36             39.30               5,411
Fox, Patrick J.                            2           2.20               59             61.20               8,427
Friedler, Eric M.                                                         68             68.00               9,363
Greenwood, Georgia                                                        15             15.00               2,065
Jonas, Kathryn                                                             6              6.00                 826
Karoly, Frank J.                                                          79             79.00              10,878
Kraft, Charles C.                                                        127            127.00              17,487
Kraft, Charles C., Trustee                                                 9              9.00               1,239
Kraft, Rebecca J., C/F Laura                                               5              5.00                 688
Kraft, Sarah Paris, Trustee                                               25             25.00               3,442
Lambert, David C.                                                        191            191.00              26,299
Lina, Rosita A.                                                           76             76.00              10,464
Murphy, Michael P.                                                        17             17.00               2,341
Mutz, Gregory T.                          42          46.20            1,519          1,565.20             215,512
  C/F Andrew                               6           6.60               19             25.60               3,525
  C/F Rebecca                              6           6.60               19             25.60               3,525
  C/F Sarah                                6           6.60               19             25.60               3,525
Carol J. Mutz Residual Trust                                             350            350.00              48,192
Unique Indoor Comfort, Inc.                                               41             41.00               5,645
Joyce C. Mutz 1993 Family                                                                  --                  --
  Trust                                                                  350            350.00              48,192
Thomas R. Mutz Family Trust                                              253            253.00              34,836
Thomas R. Mutz Marital Trust                                              30             30.00               4,131
Estate of Thomas R. Mutz                                                  45             45.00               6,196
Mutz Properties                           50          55.00              250            305.00              41,995
Mutz, Frank M.                                                             8              8.00               1,102

                                   EXHIBIT A


                                Amli Realty Co.
                        Shareholders After ISO Exercise
                                  October 1996
                                  (continued)




Nadolski, Michael E.                                             38        38.00        5,232
Neal, Jeffrey C.                       30        33.00          312       345.00       47,503
Nitikman, Franklin W.                  10        11.00           42        53.00        7,298
O'Mara, John M.                                                   6         6.00          826
Juanita McWilliams Trust                                         60        60.00        8,261
Patrick, Thomas H.                     14        15.40          583       598.40       82,394
Pigott, John  A.                        3         3.30           28        31.30        4,310
Rothe, Ed and Barbara                                            40        40.00        5,508
Schroeder, Richard C.                                            36        36.00        4,957
Sweet, Steven W.                                                150       150.00       20,654
Sweet, Allan  J.                                                158       158.00       21,755
Sweet, Bonnie L.                                                 45        45.00        6,196
  C/F Stacy                                                      12        12.00        1,652
  C/F Allison                                                    12        12.00        1,652
Sweet, Helen D., Trustee                                        126       126.00       17,349
Sweet, Sharon                                                    12        12.00        1,652
Tague, Philip N.                                                373       373.00       51,358
Talley, Sondra                                                   36        36.00        4,957
Talley, Richard and Sondra                                        5         5.00          688
Zakaria, Arshad                         3         3.30           28        31.30        4,310
Zimmerman, H. Mason                                              30        30.00        4,131
                               ----------   ----------   ----------   ----------   ----------
  Total                               416       457.60       11,416    11,873.60    1,634,876
                               ==========   ==========   ==========   ==========   ==========

                                   EXHIBIT B

                       EXCHANGE STATEMENT (COMMON SHARES)





STOCKHOLDER:__________________________

NUMBER OF AMLI COMMON SHARES:_________


In connection with an intended exchange of AMLI REALTY CO. shares for shares in UICI on a 1:137.69 basis, I hereby direct that all AMLI shares registered as set forth above are to be exchanged for UICI shares. The officers of AMLI are authorized to take all action on my behalf to consummate such exchange. All UICI shares received are to be registered the same as my AMLI shares.

I hereby represent and warrant that I have full power to direct the exchange of the AMLI shares registered as set forth above and that such shares are free and clear of any liens or encumbrances.

                                        Signature:
                                                  -----------------------------
                                        Print Name:
                                                   ----------------------------
                                        Date:
                                             ----------------------------------

                                  EXHIBIT B-1

                               EXCHANGE STATEMENT
                           (COMMON/PREFERRED SHARES)




STOCKHOLDER:__________________________

NUMBER OF AMLI COMMON SHARES:                     _________

NUMBER OF AMLI PREFERRED SHARES:                  _________

TOTAL NUMBER OF AMLI COMMON SHARES
INCLUDING CONVERSION OF PREFERRED SHARES:         _________

In connection with an intended exchange of AMLI REALTY CO. shares for shares in UICI on a 1:137.69 basis, I (a) hereby exercise the conversion of my AMLI preferred shares to AMLI common shares at a 1.1 premium and (2) hereby direct that all AMLI shares registered as set forth above are to be exchanged for UICI shares. The officers of AMLI are authorized to take all action on my behalf to consummate such exchange. All UICI shares received are to be registered the same as my AMLI shares.

I hereby represent and warrant that I have full power to direct conversion of and the exchange of the AMLI shares registered as set forth above and that such shares are free and clear of any liens or encumbrances.

                                        Signature:
                                                  -----------------------------
                                        Print Name:
                                                   ----------------------------
                                        Date:
                                             ----------------------------------

                                   EXHIBIT C

                                Amli Realty Co.
                               Shareholder Loans
                                  October 1996


                              Number of       Number of      Original        Current
                                Amli            UICI          Loan            Loan           Interest      Maturity
                               Shares          Shares        Balance         Balance           Rate          Date
                             ------------   ------------   ------------   ------------     ------------  ------------
EXISTING SHAREHOLDER LOANS
Allen                                  50       6,884.50      90,040.00      68,735.95           4.00%   Dec 31, 1998
Allen                                  86      11,841.34      54,586.61      23,145.32           4.00%   Sep 30, 1998
Brotonel                                4         550.76       6,335.72       6,063.41           6.25%   Jun 30, 1999
Lambert                                25       3,442.25      45,020.00      34,367.97           4.00%   Dec 31, 1998
Lina                                    9       1,239.21      11,656.54      11,018.77           6.25%   Dec 31, 2000
Mutz                                  265      36,487.85     270,000.00     270,000.00           4.00%   Dec 31, 1998
Nadolski                               10       1,376.90      15,241.19      15,241.19           6.25%   Jan 15, 1997
Sweet                                  38       5,232.22      19,262.52      15,907.78           6.75%   Sep 30, 2000
Sweet                                  25       3,442.25      45,020.00      34,367.97           4.00%   Dec 31, 1998
Sweet                                  30       4,130.70      54,024.00      42,462.28           4.00%   Mar 31, 1999
Sweet                                  26       3,579.94      44,506.80      34,981.86           4.00%   Mar 31, 1999
Tague                                  45       6,196.05      27,657.30      10,311.89           4.00%   Jun 30, 1998
Tague                                  25       3,442.25      93,836.00      62,938.47           4.00%   Dec 31, 1997
Tague                                  25       3,442.25      45,020.00      34,367.97           4.00%   Dec 31, 1998
                             ------------   ------------   ------------   ------------

  Total Existing Loans                663      91,288.47     822,206.68     663,911.33
                             ------------   ------------   ------------   ------------

NEW SHAREHOLDER LOANS FROM EXERCISE OF ISO'S

Allen                                  94      12,942.86     157,849.20     157,849.20           6.25%   Dec 31, 2001
Brotonel                                7         963.83      11,982.60      11,982.60           6.25%   Dec 31, 2001
Fox                                    22       3,029.18      36,809.60      36,809.60           6.25%   Dec 31, 2001
Friedler                               56       7,710.64     111,090.80     111,090.80           6.25%   Dec 31, 2001
Jonas                                   6         826.14      10,270.80      10,270.80           6.25%   Dec 31, 2001
Kraft                                  66       9,087.54     128,208.80     128,208.80           6.25%   Dec 31, 2001
Lambert                               110      15,145.90     207,018.00     207,018.00           6.25%   Dec 31, 2001
Lina                                   44       6,058.36      90,549.20      90,549.20           6.25%   Dec 31, 2001
Murphy                                 15       2,065.35      25,677.00      25,677.00           6.25%   Dec 31, 2001
Mutz                                   89      12,254.41     164,274.20     164,274.20           6.25%   Dec 31, 2001
Nadolski                               27       3,717.63      45,368.60      45,368.60           6.25%   Dec 31, 2001
Tague                                  90      12,392.10     151,342.00     151,342.00           6.25%   Dec 31, 2001
                             ------------   ------------   ------------   ------------

  Total New Loans                     626      86,193.94   1,140,440.80   1,140,440.80
                             ------------   ------------   ------------   ------------

  Total Loans                       1,289     177,482.41   1,962,647.48   1,804,352.13
                             ============   ============   ============   ============


Note - Shareholder loans require quarterly payments of principal and interest based on a ten year amortization schedule.

                                   EXHIBIT D

                            AMLI AFFILIATE AGREEMENT


AMLI REALTY CO. shareholders intend to exchange their AMLI shares for shares in UICI. Because the transaction is intended to be a tax-free exchange of shares and also qualify for pooling of interests treatment, the undersigned hereby agree to restrict sales of stock in accordance with the rules governing these income tax and financial accounting treatments. In particular, no shares will be sold prior to 30 days following release of UICI and AMLI combined earnings in accord with ASR 135. Thereafter, none of the undersigned will sell more than 25% of their shares for a period of 24 months following the closing.

Stockholder:   Gregory T. Mutz
               Number of AMLI shares owned:   __________________

               Signature:   ____________________________________
               Date:        ____________________________________


Stockholder:   John E. Allen
               Number of AMLI shares owned:   __________________

               Signature:   ____________________________________
               Date:        ____________________________________

Stockholder:   Baldwin & Lyons
               Number of AMLI shares owned:   __________________

               Signature:   ____________________________________
               Date:        ____________________________________

Stockholder:   Thomas Patrick
               Number of AMLI shares owned:   __________________

               Signature:   ____________________________________
               Date:        ____________________________________

                                   EXHIBIT E

                              FINANCIAL STATEMENTS


The following Financial Statements have been provided to UICI under separate cover:

1. Amli Realty Co. Consolidated Financial Statements for the years ended December 31, 1993 and December 31, 1994, together with Independent Accountant's Report thereon.

2. Amli Realty Co. Consolidated Financial Statements for the year ended December 31, 1995, together with Independent Accountant's Report thereon.

3. Amli Realty Co. Consolidated Financial Statements for the nine months ended September 30, 1996 (unaudited).


NOTE: Financial statements are not filed as part of this agreement but will be provided supplementally to the Commission upon request.

                                   EXHIBIT F


                                NON-ISO OPTIONS



                     Number of Amli   Amli Strike    Number of     UICI Strike   Current Option
Optionholder             Options         Price      UICI Options      Price       Exercise Date
------------          ------------   ------------   ------------   ------------   -------------
Allen, John E.                 128      $1,712.00         17,624         $12.43        1/15/04

Lambert, David C.               59      $1,712.00          8,124         $12.43        1/15/04

Mutz, Gregory T.               261      $1,712.00         35,937         $12.43        1/15/04

Sweet, Allan J.                 86      $1,712.00         11,841         $12.43        1/15/04

Sweet, Allan J.                 54      $1,801.00          7,435         $13.08         4/l/97

Tague, Philip N.                59      $1,712.00          8,124         $12.43        1/15/04

Zimmerman, Mason                15      $2,874.00          2,065         $20.87        1/15/02
                                                          ------

Total UICI Options:                                       91,150

                               FIRST AMENDMENT TO
                            STOCK EXCHANGE AGREEMENT

     This First Amendment to Stock Exchange Agreement (the "Amendment") is made this 4th day of November, 1996 by and between AMLI REALTY CO., a Delaware corporation, ("AMLI") and UICI, a Delaware corporation ("UICI");

                                    RECITALS

     WHEREAS, AMLI and UICI entered into that certain Stock Exchange Agreement dated October 15, 1996 (such agreement as it may be modified or amended hereafter is called the "Agreement") pursuant to which AMLI and UICI agreed on an exchange of stock and related matters as more particularly set forth in the Agreement;

     WHEREAS, AMLI and UICI desire to make corrections to certain terminology contained in said Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, AMLI and UICI hereby agree as follows:

1. Second grammatical sentence in Paragraph No. 2 of the Agreement shall be replaced with the following: "UICI will issue 91,150 UICI nonqualified options with option expiration dates and exercise prices as set forth on Exhibit F." The intent of AMLI and UICI is that all terms of the UICI options, whose strike prices have been adjusted based on the 137.69 Exchange Ratio as indicated on Exhibit A to the Agreement, will be the same as the terms of the AMLI options being exchanged.

2. Exhibit F shall be replaced with Exhibit F attached hereto (to correct the labeling of the last column).

3. AMLI and UICI hereby agree that (a) this Amendment is incorporated into and made a part of the Agreement, (b) any and all references to the Agreement hereafter shall include this Amendment, and (c) the Agreement and all other terms, conditions and provisions of the Agreement are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMLI REALTY CO.                           UICI




By: /s/ GREGORY T. MUTZ                   By: /s/ RONALD L. JENSEN
   ------------------------------            ------------------------------
        Gregory T. Mutz                           Ronald L. Jensen
        Chairman                                  Chairman

                                   EXHIBIT F

                                NON-ISO OPTIONS


                     Number of Amli  Amli Strike     Number of     UICI Strike       Option
Optionholder            Options         Price       UICI Options      Price      Expiration Date
------------         --------------  ------------   ------------   ------------  ---------------
Allen, John E.                 128      $1,712.00         17,624         $12.43        1/15/04

Lambert, David C.               59      $1,712.00          8,124         $12.43        1/15/04

Mutz, Gregory T.               261      $1,712.00         35,937         $12.43        1/15/04

Sweet, Allan J.                 86      $1,712.00         11,841         $12.43        1/15/04

Sweet, Allan J.                 54      $1,801.00          7,435         $13.08         4/l/97

Tague, Philip N.                59      $1,712.00          8,124         $12.43        1/15/04

Zimmerman, Mason                15      $2,874.00          2,065         $20.87        1/15/02
                                                          ------

Total UICI Options:                                       91,150